Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended January 31, 2023

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2023

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.18%

COMMON STOCKS 92.73%

Aerospace & Defense 4.16%
Northrop Grumman Corp.	203,100	$90,996,924
Raytheon Technologies Corp.	1,423,057	142,092,241
Total		233,089,165

Automobiles 0.96%
General Motors Co.	1,371,778	53,938,311

Banks 8.04%
Bank of America Corp.	2,912,700	103,342,596
Bank of Ireland Group plc(a)	4,257,813	45,489,809
JPMorgan Chase & Co.	2,155,142	301,633,674
Total		450,466,079

Beverages 1.01%
Coca-Cola Co. (The)	923,500	56,629,020

Biotechnology 3.04%
AbbVie, Inc.	1,152,000	170,208,000

Building Products 1.11%
Johnson Controls International plc	898,369	62,499,531

Capital Markets 12.20%
Ameriprise Financial, Inc.	485,900	170,123,308
BlackRock, Inc.	35,300	26,800,113
Cboe Global Markets, Inc.	836,933	102,842,327
Charles Schwab Corp. (The)	1,249,180	96,711,515
Morgan Stanley	1,806,700	175,846,111
Nasdaq, Inc.	1,852,019	111,473,024
Total		683,796,398

Containers & Packaging 1.31%
Avery Dennison Corp.	388,000	73,502,720
Investments	Shares	Fair Value
Distributors 1.77%
Ferguson plc (United Kingdom)(b)	697,694	$99,309,764

Electric: Utilities 1.28%
Entergy Corp.	665,238	72,031,971

Energy Equipment & Services 0.82%
Schlumberger Ltd.	805,707	45,909,185

Equity Real Estate Investment Trusts 1.50%
Life Storage, Inc.	265,041	28,635,030
Prologis, Inc.	429,500	55,525,760
Total		84,160,790

Food & Staples Retailing 1.93%
Costco Wholesale Corp.	54,120	27,662,897
Walmart, Inc.	558,700	80,380,169
Total		108,043,066

Health Care Equipment & Supplies 1.59%
Abbott Laboratories	806,900	89,202,795

Health Care Providers & Services 3.67%
UnitedHealth Group, Inc.	412,600	205,965,794

Hotels, Restaurants & Leisure 1.67%
Domino’s Pizza, Inc.	111,566	39,382,798
Starbucks Corp.	495,912	54,123,836
Total		93,506,634

Household Products 0.87%
Procter & Gamble Co. (The)	342,700	48,793,626

Industrial Conglomerates 2.53%
Honeywell International, Inc.	680,300	141,828,944

Information Technology Services 0.44%
Accenture plc Class A (Ireland)(b)	87,590	24,441,989

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2023

Investments	Shares	Fair Value
Insurance 7.08%
Allstate Corp. (The)	1,227,511	$157,698,338
American Financial Group, Inc./OH	319,300	45,528,987
Chubb Ltd. (Switzerland)(b)	326,700	74,320,983
Fidelity National Financial, Inc.	870,700	38,336,921
Marsh & McLennan Cos., Inc.	463,561	81,081,455
Total		396,966,684

Machinery 4.79%
Eaton Corp. plc	586,605	95,153,197
Parker-Hannifin Corp.	427,530	139,374,780
Stanley Black & Decker, Inc.	378,394	33,794,368
Total		268,322,345

Metals & Mining 1.61%
Reliance Steel & Aluminum Co.	397,300	90,365,885

Multi-Line Retail 0.47%
Target Corp.	153,383	26,403,350

Oil, Gas & Consumable Fuels 9.70%
Cheniere Energy, Inc.	361,608	55,250,086
Chesapeake Energy Corp.	944,028	81,866,108
Chevron Corp.	827,332	143,972,315
Marathon Petroleum Corp.	1,022,900	131,463,108
Shell plc ADR	2,226,900	130,963,989
Total		543,515,606

Personal Products 1.84%
Unilever plc ADR	2,017,673	103,103,090

Pharmaceuticals 5.09%
Eli Lilly & Co.	254,600	87,620,590
Organon & Co.	2,570,511	77,449,497
Pfizer, Inc.	2,723,258	120,259,073
Total		285,329,160
Investments	Shares	Fair Value
Road & Rail 2.72%
Norfolk Southern Corp.	373,000	$91,687,130
Union Pacific Corp.	297,800	60,807,782
Total		152,494,912

Semiconductors & Semiconductor Equipment 4.30%
Lam Research Corp.	159,500	79,765,950
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	658,877	61,097,664
Texas Instruments, Inc.	563,900	99,928,719
Total		240,792,333

Software 0.54%
Microsoft Corp.	121,900	30,208,039

Specialty Retail 3.45%
Home Depot, Inc. (The)	260,500	84,446,285
Lowe’s Cos., Inc.	221,800	46,189,850
Ross Stores, Inc.	532,423	62,927,074
Total		193,563,209

Textiles, Apparel & Luxury Goods 1.24%
LVMH Moet Hennessy Louis Vuitton SE(a)	79,593	69,482,748
Total Common Stocks (cost $4,415,426,886)		5,197,871,143

CONVERTIBLE PREFERRED STOCKS 5.45%

Electric: Utilities 3.65%
NextEra Energy, Inc.(c)	4,276,400	204,796,796

Health Care Equipment & Supplies 1.80%
Danaher Corp.(d)(e)	75,000	100,800,000
Total Convertible Preferred Stocks (cost $321,751,131)		305,596,796
Total Long-Term Investments (cost $4,737,178,017)		5,503,467,939

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.71%

Repurchase Agreements 2.07%
Repurchase Agreement dated 1/31/2023, 2.05% due 2/1/2023 with Fixed Income Clearing Corp. collateralized by $62,730,600 of U.S. Treasury Note at 4.500% due 11/30/2024; $56,850,500 of U.S. Treasury Note at 2.250% due 11/15/2024; value: $118,391,479; proceeds: $116,076,672 (cost $116,070,062)	$116,070,062	$116,070,062
Investments	Shares	Fair Value
MONEY MARKET FUNDS 0.58%
Fidelity Government Portfolio(f) (cost $32,454,143)	32,454,143	$32,454,143

TIME DEPOSITS 0.06%
CitiBank N.A.(f) (cost $3,606,016)	3,606,016	3,606,016
Total Short-Term Investments (cost $152,130,221)		152,130,221
Total Investments in Securities 100.89% (cost $4,889,308,238)		5,655,598,160
Other Assets and Liabilities – Net(g) (0.89)%		(50,075,898)
Net Assets 100.00%		$5,605,522,262

ADR	American Depositary Receipt.

(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	The security has a dividend rate of 6.22%.
(d)	The security has a dividend rate of 4.75%.
(e)	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on futures contracts as follows:

Futures Contracts at January 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	March 2023	410	Long	$81,364,977	$83,845,000	$2,480,023

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. January 31, 2023

The following is a summary of the inputs used as of January 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Banks	$404,976,270	$45,489,809	$–	$450,466,079
Textiles, Apparel & Luxury Goods	–	69,482,748	–	69,482,748
Remaining Industries	4,677,922,316	–	–	4,677,922,316
Convertible Preferred Stocks
Health Care Equipment & Supplies	100,800,000	–	–	100,800,000
Electric: Utilities	–	204,796,796	–	204,796,796
Short-Term Investments
Repurchase Agreements	–	116,070,062	–	116,070,062
Money Market Funds	32,454,143	–	–	32,454,143
Time Deposits	–	3,606,016	–	3,606,016
Total	$5,216,152,729	$439,445,431	$–	$5,655,598,160
Other Financial Instruments
Futures Contracts
Assets	$2,480,023	$–	$–	$2,480,023
Liabilities	–	–	–	–
Total	$2,480,023	$–	$–	$2,480,023

(1)	Refer to Note 2(b) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuer and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)

Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;
•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments and other financial instruments as of January 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s, state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. (the “agent”) for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the

Notes to Schedule of Investments (unaudited)(concluded)

next business day. As with other extensions of credit, the Fund has may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund has or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of January 31, 2023, the market value of securities loaned and collateral received for the Fund was as follows:

Market Value of Collateral Received	Securities Loaned
$35,491,008	$36,060,159

QPHR-AFF-1Q
(03/23)